EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-3/A Amendment No. 4 to Registration Statement under the Securities Act of 1933.



                                        ARTHUR ANDERSEN LLP



Baltimore, Maryland
August 21, 1997